Description of Business	12 Months Ended
Dec. 31, 2020
DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Description of Business

(1)   Description of Business

AppHarvest Inc. was founded on January 19, 2018 and together with its subsidiaries (the “Company” or “AppHarvest”) is a sustainable food company creating a resilient and scalable ecosystem of applied technology greenhouses to serve the rapidly growing consumer demand for fresh, chemical-free, non-GMO fruits, vegetables and related products. The Company’s operations through December 31, 2020, have been limited to organizing and staffing, business planning, raising capital, and acquiring and developing properties for controlled environment agriculture. The Company has not generated any revenues through December 31, 2020.

On January 29, 2021, pursuant to the business combination agreement and plan of reorganization (“Business Combination Agreement”) with Novus Capital Corporation (“Novus”) and ORGA, Inc., a wholly owned subsidiary of Novus (“Merger Sub”), executed in September 2020, the Company merged with and into Merger Sub (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Novus. On the closing date, the Company changed its name to AppHarvest Operations, Inc. and Novus changed its name from Novus Capital Corporation to AppHarvest, Inc. The Company’s basis of the presentation within these consolidated financial statements do not reflect any adjustment as a result of the Merger closing. The Merger will be accounted for as a reverse recapitalization. Under this method of accounting, AppHarvest will be treated as the accounting acquirer for financial reporting purposes.